SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under ss. 240.14a-12

                            AMERICAN OIL & GAS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                            AMERICAN OIL & GAS, INC.
                          1050 17th Street, Suite 1850
                             Denver, Colorado 80265
                                 (303) 991-0173

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held July 12, 2004

To Our Stockholders:

            You are cordially invited to attend the Annual Meeting of Stockholders of American Oil & Gas, Inc. to be held on July 12, 2004 at 9:00 a.m. (Denver, Colorado time) at Wells Fargo Bank, 1740 Broadway, Lobby Level - Forum Conference Room, Denver, Colorado, for the following purposes:

                  Proposals for Annual Meeting of Stockholders
                            American Oil & Gas, Inc.

Proposal No. 1:    To elect a Board of Directors consisting of six Directors, each to serve until the next annual meeting of stockholders or until their respective successors are elected and qualify;

Proposal No. 2:    To consider and vote upon a proposal recommended by the Board of Directors to adopt a 2004 Stock Option Plan;

Proposal No. 3:    To ratify and approve the selection by the Board of Directors of Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ending December 31, 2004; and

Proposal No. 4:    To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the proxy statement, and you are urged to carefully study them.

     If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

     For the reasons stated herein, your Board of Directors recommends that you for "FOR" these proposals. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign and date the enclosed Proxy. This will not prevent you from attending and voting your shares in person. Prompt return of your Proxy will reduce the Company's expenses in this matter.

     Only stockholders of record as shown on the books of the Company at the close of business on June 14, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's stockholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's principal executive offices at

1050 17th Street, Suite 1850, Denver, Colorado, 80265 from the date of this notice for inspection by any stockholder for any purpose germane to the Annual Meeting. The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

                                           By Order of the Board of Directors
                                           /s/ Patrick D. O'Brien
Denver, Colorado                           Patrick D. O'Brien
June 16, 2004                              Chief Executive Officer

                            AMERICAN OIL & GAS, INC.
                          1050 17th Street, Suite 1850
                             Denver, Colorado 80265
                                 (303) 991-0173

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be held July 12, 2004


                 INFORMATION CONCERNING SOLICITATION AND VOTING


     This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of American Oil & Gas, Inc., a Nevada corporation (referred to as the "Company" or "American Oil & Gas" or "we" or "us"), to be voted at the Annual Meeting of Stockholders to be held at 9:00 a.m. (Denver, Colorado time) on July 12, 2004 at Wells Fargo Bank, 1740 Broadway, Lobby Level - Forum Conference Room, Denver, Colorado, or at any adjournment or postponement of the Annual Meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about June 17, 2004.

     The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted (1) for each of the six nominees for director whose names are set forth on the proxy card, (2) in favor of adopting the 2004 Stock Option Plan, and (3) in favor of ratification of Wheeler Wasoff, P.C. as our independent auditors.

     A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

                              AVAILABLE INFORMATION

         Copies of the Annual Report are being sent to each stockholder with this proxy statement. The Annual Report is not part of the proxy soliciting material. Upon written request, we will provide, without charge, a copy of our quarterly report on Forms 10-QSB for the quarters ended March 31, 2004 to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on June 14, 2004. Any request for a copy of these reports should be mailed to the President, American Oil & Gas, Inc., 1050 17th Street, Suite 1850, Denver, Colorado 80265,
(303) 991-0173. Stockholders may also receive copies of these reports by accessing our website at www.americanoilandgasinc.com or the SEC's website at www.sec.gov.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     There will be six directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Patrick D. O'Brien, Andrew P. Calerich, Alan Gelfand, Kendell Tholstrom, M.S. ("Moni") Minhas and Nick DeMare. In the absence of other instructions, the proxies will be voted for each of the individuals named. If elected, each of these individuals will serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

     The Board recommends a vote "FOR" the election of each of the nominees named above.

Nomination of Directors

     All of the nominees for director are current directors of the Company. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Directors

     Set forth below is biographical and other information about the persons who will make up the Board following the Annual Meeting, presuming election of the nominees named above. All directors of the Company will hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified.

                                         Position(s) and
                                         Office(s) with         Expiration of      Initial Date
        Name                  Age        the Company            Term of Director   as Director
--------------------------------------------------------------------------------------------------

Patrick D. O'Brien             54         Chief Executive        2005 Annual       February 2003
                                          Officer and            Meeting
                                          and Chairman of
                                          the Board

Andrew P. Calerich             39         President, Chief       2005 Annual       October 2003
                                          Financial Officer      Meeting
                                          and Director

Alan Gelfand                   43         Director               2005 Annual       December 2002
                                                                 Meeting

Kendell Tholstrom              57         Secretary and          2005 Annual       February 2003
                                          Director               Meeting

M.S. ("Moni") Minhas           48         Director               2005 Annual       February 2003
                                                                 Meeting

Nick DeMare                    49         Director               2005 Annual       October 2003
                                                                 Meeting

     Patrick D. O'Brien has served as our President and CEO and as a director since February 19, 2003. Mr. O'Brien is also chief executive officer, president, co-founder and a director of Tower Colombia Corporation and splits his time equally between the two entities. Prior to co-founding Tower Colombia Corporation in 1995, Mr. O'Brien co-founded Tower Energy in 1984 and co-founded Tower Drilling Company in 1980. Mr. O'Brien began his career in the oil and gas industry with the Dowell Division of Dow Chemical Company where he engineered and supervised all phases of well stimulation and cementing. He joined the Colorado Interstate Gas Company in 1974 where he was responsible for the design, acquisition and development of company-owned gas storage fields. In 1980, Mr. O'Brien joined Montana Power Company as Senior Petroleum Engineer with the responsibility for design, long-range planning and performance economics for its exploration and development programs. Mr. O'Brien has spent over 25 years working in the Powder River Basin. Mr. O'Brien received his B.S. in Petroleum Engineering from the Montana College of Mineral Science and Technology.

     Andrew P. Calerich, has served as our President and CFO since July 17, 2003, and as a director since October 30, 2003. Mr. Calerich has over 12 years of public company oil and gas finance experience in a variety of capacities for various companies. Most recently, Mr. Calerich served as Vice President and Chief Financial Officer for PYR Energy Corporation. During his six years at PYR, he assisted in raising in excess of $40 million in capital through various financings and in moving the listing and trading of PYR's common stock from the OTC to the American Stock Exchange. From 1993 to 1997, Mr. Calerich was a business consultant specializing in accounting and finance for public and private oil and gas producers in Denver. From 1990 to 1993, Mr. Calerich was employed as corporate Controller at Tipperary Corporation, a public oil and gas exploration and production company. Mr. Calerich began his professional career in public accounting with an international accounting firm. Mr. Calerich is a Certified Public Accountant and earned B.S. degrees in both Accounting and Business Administration at Regis College, in Denver.

     Alan Gelfand has served as a director of the Company since December 13, 2002. Prior to becoming a director of the Company, Mr. Gelfand was a stockbroker from 1987 until December 2002. Between May 1991 and January 1993, Mr. Gelfand founded and operated the first on-hill photography company in Whistler, B.C., Canada. Since December 2002, Mr. Gelfand has worked in investment banking and venture capital funding. Prior to 1987, he had worked as an entrepreneur by co-owning and operating a 15,000 sq. ft. flea market and operating a small corporate incentive gift company. He graduated from Simon Fraser University with a Bachelor of Business Administration in 1982.

     Kendell V. Tholstrom has served as a director of the Company since February 19, 2003. Mr. Tholstrom is on the board of directors and manages operations for Tower Colombia Corporation. Prior to joining Tower Colombia Corporation in 1995, he served as Vice President/General Manager for Presidio Oil Company from 1986 to 1995. His responsibilities included the day-to-day management of 35 office employees and 40 field employees. Mr. Tholstrom worked at Sabine Corporation, an oil and gas exploration and production company, from 1982 to 1986 as Division Operations Manager. He worked at Terra Resources 1977 to 1986 in various engineering and management positions and at ARCO Oil & Gas from 1970 to 1972. Mr. Tholstrom is a Registered Professional Engineer in Colorado and has 30 years of petroleum industry experience. Mr. Tholstrom received a B.S. in Petroleum Engineering in 1968 and an M.S. in Petroleum Engineering in 1970 from the Montana College of Mineral Science and Technology.

     M.S. (Moni) Minhas has served as a director of the Company since February 19, 2003. Mr. Minhas is a private businessman and consultant who has, over the last eight years, served as a consultant to Quantel Engineering, PanCanadian Petroleum Limited, Talisman Energy, Abu Dhabi National Oil Company (ADNOC), Petronas National Oil Company (Malaysia), Pertamina National Oil Company (Indonesia), ARCO and Wascana, assisting in the optimization of their reserve production and the development of their properties. From 1980 to 1995, he was employed by PanCanadian Petroleum Ltd. (now EnCana Corporation), eventually serving in senior supervisory, administrative and management positions. Mr. Minhas was responsible for the development of major oil and gas properties in partnership with multinational corporations, and also served as Supervisor for Production Revenue Department in the Reservoir/Exploitation Department, as Leader of the Reserves Task Force and as a Project Engineer/Manager. Mr. Minhas received a B.S. in Petroleum Engineering from University of Calgary, Alberta.

     Nick DeMare has served as a director, designated audit committee financial expert and as Chairman of the Audit Committee since October 30, 2003. Mr. DeMare holds a Bachelor of Commerce degree from the University of British Columbia and is a member in good standing of the Institute of Chartered Accountants of British Columbia. Since May 1991, Mr. DeMare has been the President of Chase Management Ltd., a private company which provides a broad range of administrative, management and financial services to private and public companies engaged in mineral exploration and development, gold and silver production, oil and gas exploration and production, and venture capital. Mr. DeMare indirectly owns 100% of Chase Management Ltd. Mr. DeMare currently serves as an officer and director of the following other public reporting companies:

Names of Reporting Issuers                   Position(s) Held                              Market
-------------------------------------------------------------------------------------------------------

Aguila American Resources, Ltd.              Director                                      TSXV
Andean American Mining Corp.                 Director & Secretary                          TSXV
California Exploration Ltd.                  Director, President & CEO                     TSXV & OTCBB
Dial Thru International Inc.                 Director                                      OTCBB
GGL Diamond Corp.                            Director                                      TSXV
Gold Point Exploration Ltd.                  Director & President                          TSXV
Golden Peaks Resources Ltd.                  Director                                      TSXV
Goldmarca Limited                            Director                                      TSXV
Halo Resources Ltd.                          Director, President & CEO                     TSXV & OTCBB
Hilton Resources Ltd.                        Director, President & CEO                     TSXV & OTCBB
Kookaburra Resources Ltd.                    Director                                      TSXV
Lariat Resources Ltd.                        Director                                      TSXV
Medina International Corp.                   Director, Secretary, Treasurer & CFO          Pink Sheets
Tinka Resources Limited                      Director, President & Secretary               TSXV
Tumi Resources Limited                       Director                                      TSXV & OTCBB

Board of Directors and Committees

     Our Board of Directors held two meetings during the fiscal year ended December 31, 2003, and each director participated in at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which that director served during the year. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of stockholders. Two of our incumbent directors attended the 2003 Annual Meeting of Stockholders held on June 27, 2003.

     The Board has an Audit Committee. The Board has not appointed a compensation or a nominating committee.

     The Audit Committee reviews the adequacy of systems and procedures for preparing the financial statements and the suitability of internal financial controls. The Audit Committee also reviews and approves the scope and performance of the independent auditors' work. Messrs. Minhas and Gelfand serve as members of the Audit Committee, and Nick DeMare serves as chairman of the Audit Committee. The Audit Committee did not meet during the fiscal year ended December 31, 2003. The Audit Committee consists entirely of non-employee directors. All the members of our Audit Committee are independent as defined by the applicable listing standards of the Nasdaq Stock Market. The Audit Committee Charter was adopted by the Board of Directors in April 2004. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. The functions of the Audit Committee and its activities during the fiscal year ended December 31, 2003 are described below under the heading "Audit Committee Report".

     The Company does not have a nominating committee because it believes that the nominating functions should be undertaken by the full Board. Nominees for director will be selected or recommended by a majority of the Company's directors who meet the Nasdaq independence standards. In selecting nominees for the Board, we are seeking a board with a variety of experiences and expertise, and in selecting nominees will consider business experience in the industry in which we operate, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which we are involved and reputation for integrity and professionalism. The independent directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders.

     Stockholders may nominate directors. To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee's name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

Stockholder Communications

     Stockholders wishing to send communications to the Board may contact Patrick D. O'Brien, our Chief Executive Officer and Chairman of the Board, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Code of Ethics

     We have adopted a Code of Ethics that applies to our executive officers, including Mr. O'Brien, our Chief Executive Officer and Chairman of the Board, and Mr. Calerich, our President and Chief Financial Officer.

Audit Committee Financial Expert

     Nick DeMare, the chairman of our Audit Committee, is our audit committee financial expert, as defined by the rules and regulations of Regulation S-B of the Securities Exchange Act.

Audit Committee Report

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The Audit Committee did not meet during the fiscal year ended December 31, 2003; however, it did meet in April 2004 for the following purposes: (i) to review and discuss with management the draft of the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, (ii) to discuss with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's use of accounting principles and such other matters as are required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standard No. 61, as amended, (iii) to review the written disclosures and the letter received from the independent auditors required by Independence Standards Board Standard No. 1, including written confirmation from the independent auditors confirming the auditors' independence from management and the Company, and (iv) to discuss with the Company's independent auditors the overall scope and plans for the audit.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under those Acts.

                               The Audit Committee
                              Nick DeMare, Chairman
                                  Alan Gelfand
                              M.S. ("Moni") Minhas

 Compliance with Section 16(a) of the Securities Exchange Act

     Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2003, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by
Section 16(a) of the Securities Exchange Act during such fiscal year.

Executive Compensation

     No compensation in excess of $100,000 was awarded to, earned by or paid to any of our executive officers during any of the fiscal years ended December 31, 2003, 2002 and 2001, respectively. The following table provides summary information for the years 2003, 2002 and 2001 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of our chief executive officer.

                           Summary Compensation Table

                                                                       Annual Compensation
                                                      ------------------------------------------------------------
---------------------------------------- ------------ -------------------- -------------------- ------------------
                                                                                                  Other Annual
  Name and Principal Position            Year              Salary ($)            Bonus ($)       Compensation ($)
---------------------------------------- ------------ -------------------- -------------------- ------------------
Patrick D. O'Brien,                      2003                 --                   --                  --
  Chief Executive Officer and            2002                 --                   --                  --
  Chairman of the Board                  2001                 --                   --                  --
---------------------------------------- ------------ -------------------- -------------------- ------------------

                                                              Long-Term Compensation
                                                      --------------------------------------------------------
                                                                    Awards                          Payouts
                                                      ------------------------------------------- ------------
---------------------------------------- ------------ ------------------ ------------------------ ------------ -------------------
                                                         Restricted       Securities Underlying      LTIP          All Other
      Name and Principal Position           Year        Stock Awards($)       Options/SARS(#)      Payouts ($)   Compensation ($)
---------------------------------------- ------------ ------------------ ------------------------ ------------ -------------------
Patrick D. O'Brien,                          2003            --                    --                 --               --
  Chief Executive Officer and                2002            --                    --                 --               --
  Chairman of the Board                      2001            --                    --                 --               --
---------------------------------------- ------------ ------------------ ------------------------ ------------ -------------------

Director Compensation

     Our directors are not compensated for any meeting of the board of directors that they attend, but they are entitled to reimbursement for travel expenses. We are obligated to pay Nick DeMare 12,500 shares of restricted common stock for each quarter he serves as a director, designated audit committee financial expert and as Chairman of the Audit Committee through September 30, 2005. In October 2003, we paid Alan Gelfand 100,238 shares of restricted common stock as compensation for past and future services as a director.

Stock Ownership Of Directors And Principal Stockholders

     The following table sets forth certain information concerning the ownership of our common stock as of June 14, 2004, with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock;
(ii) all directors; and (iii) directors and executive officers of the Company as a group. The number of shares listed as beneficially owned in the following table reflect the forward stock split of 8.25-for-1 of our issued and outstanding common stock which became effective on January 17, 2003. As of June 14, 2004, there were 25,926,202 shares of common stock issued and outstanding:

--------------------------------------------------------------------------------
                                           Amount and
                                           Nature of
Name and Address of                        Beneficial             Percent of
Beneficial Owner                           Ownership(1)            Class(2)
--------------------------------------------------------------------------------

Patrick D. O'Brien                         608,025                    2.3%
1050 17th Street, Suite 1850
Denver, CO  80265

Andrew P. Calerich(3)                      999,950                    3.9%
1050 17th Street, Suite 1850
Denver, CO  80265

Alan Gelfand                               100,238                    *
1050 17th Street, Suite 1850
Denver, CO  80265

Kendell Tholstrom                          608,025                    2.3%
1050 17th Street, Suite 1850
Denver, CO  80265

Nick Demare(4)                             262,500                    *
1050 17th Street, Suite 1850
Denver, CO  80265

M.S. ("Moni") Minhas                       100,238                    *
1050 17th Street, Suite 1850
Denver, CO  80265

Executive Officers and Directors           2,665,476                  10.3%
as a Group (six individuals)

LMA Hughes LLLP(5)                         3,000,000                  10.9%
6307 Hawthorne Lane
Lakewood, CO  80227

* Less than one percent.

(1) The number of shares and the percentage of the class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.

(2) Percentages are based upon the total 25,926,202 outstanding shares of common stock combined with the number of shares of common stock beneficially owned by each person or entity.

(3) Includes 250,000 shares that will vest on July 1, 2004 and 250,000 shares that will vest on July 1, 2005, provided that Mr. Calerich continues to be employed by us through each of those dates.

(4) Includes 25,000 shares owned by DNG Capital Corp., which is a company wholly owned by Mr. DeMare.

(5) Includes warrants to purchase 1,500,000 shares of common stock that are currently exercisable.

Certain Relationships and Related Transactions

     On January 17, 2003, we executed a Purchase and Sale Agreement with Tower Colombia Corporation, a Colorado corporation ("Tower"), and North Finn, LLC, a Wyoming limited liability company ("North Finn"), to acquire an undivided 50% working interest in the Wyoming Krejci Project, the Montana Bear Creek Project and in and to certain coalbed oil and gas leases in the Powder River Basin of Wyoming and the Big Horn Basin of Montana. We believe that the terms of the transaction were fair to the Company.

     Subsequent to the acquisition of the oil and gas leases, Mr. Patrick D. O'Brien, president of Tower, was appointed Chief Executive Officer, President and Chairman of the Board of Directors of the Company. Mr. O'Brien continues to serve as President of Tower and currently serves as CEO and Chairman of the Company, spending approximately equal amounts of time on each entity. In addition, Mr. Kendell V. Tholstrom, an operations manager and director of Tower, was appointed as a director of the Company. Tower and North Finn actively pursue exploration and development independent of the Company. However, Tower, North Finn and the principals of each entity entered into a Participation Agreement with the Company on January 17, 2003, whereby they agreed to provide the Company the right to participate with each of them, on an equal basis (three-way), in any financing transaction regarding an oil and/or gas exploration and/or production asset, or acquisition or disposition of oil and/or gas exploration and/or production assets that becomes available to them.

     We have a strategic alliance with Tower and North Finn, whereby principals of Tower and North Finn provide continuing oil and gas operational and technical expertise to the Company. No compensation has been paid during 2003 for these services and there is no agreement for specific future compensation. During 2003, we reimbursed Tower for our share of oil and gas related expenditures and administrative related expenditures in the amount of $89,380, including leasehold costs, delay rentals and geological costs associated with our projects. The principals of Tower and North Finn provided similar services to the Company during 2002, and during December 2002, were compensated for services rendered through payment of restricted common stock as follows: each of the six principals of Tower and North Finn, including Messrs. O'Brien and Tholstrom, received 608,025 shares (adjusted for the January 17, 2003, 8.25 for 1 forward stock split) valued at $18,425, based on the market price of the stock on the date of payment.

     In July 2003, we entered into an employment agreement with Mr. Andrew P. Calerich, our President and Chief Financial Officer. The three-year employment agreement provides for a base salary of $8,000 per month, family health and medical benefits and the issuance of 500,000 shares of restricted common stock that will vest upon continued employment with us as follows: 250,000 shares shall vest on July 1, 2004 and 250,000 shares shall vest on July 1, 2005. If we terminate Mr. Calerich's employment with us following a change in control, other than for cause, all of these shares shall immediately vest. We have agreed to file a registration statement covering the resale of these shares within 60 days of vesting in accordance with the employment agreement. Notwithstanding the foregoing sentence, only that portion of the shares of common stock that has a market value equal to the income tax liability Mr. Calerich realizes upon vesting of the shares may be sold before the earlier of July 1, 2005 or the date on which the shares may immediately vest upon a change of control in accordance with the employment agreement.

                   PROPOSAL 2: TO ADOPT 2004 STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Company's 2004 Stock Option Plan (the "2004 Plan").

     Options (the "Options") to purchase shares of common stock may be granted pursuant to the 2004 Plan in an aggregate amount of up to 2,500,000 shares of common stock. The Options granted pursuant to the 2004 Plan may be either incentive Options or non-qualified Options. The 2004 Plan is intended to provide incentives to key employees, directors and other persons who have or are contributing to our success by offering them Options to purchase shares of our common stock. The effect of the adoption of the 2004 Plan will allow us to grant Options from time to time and thereby augment our program of providing incentives to employees, directors and other persons. The terms of the 2004 Plan concerning incentive Options and non-qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible for incentive Options and employees, directors and other persons who have contributed or are contributing to the success of the Company are eligible for non-qualified Options.

     The number of Options authorized under the 2004 Plan is a maximum aggregate so that the number of incentive Options granted reduces the remaining number of Options that can be granted as non-qualified Options and vice versa. There currently is one employee eligible to receive incentive Options and an unspecified number of persons eligible to receive non-qualified Options.

     The 2004 Plan will be administered by a committee appointed by the Board (the "Option Committee"), which may be composed of the entire Board of Directors or by a committee consisting of at least two directors selected by the Board. If the Option Committee consists of less than the entire Board, each member of the Option Committee is required to be a "non-employee director" and, to the extent necessary for any option granted pursuant to the 2004 Plan to be considered as performance-based compensation that is not subject to limitations on deductibility under the Internal Revenue Code of 1986, as amended (the "Code"), shall be an "outside director" (as defined in the Code). A "non-employee director" is a director who (1) is not currently an officer or employee of the Company or any of its subsidiaries, (2) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director, and
(3) is not involved in a transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. An "outside director" has the meaning as set forth in the Code and regulations under the Code, and means, generally, a director who (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services during the taxable year in question,
(3) has not been an officer of the Company, and (4) does not receive compensation from the Company, either directly or indirectly, in any capacity other than as a director. The Option Committee has discretion to select the persons to whom Options will be granted ("Optionees"), the number of shares to be granted, the term of each Option and the exercise price of each Option. However, no Option may be exercisable more than 10 years after the granting of that Option.

     The aggregate fair market value of the common stock underlying incentive Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Code. This amount currently is $100,000. No incentive Options may be granted to an employee who, at the time the Option would be granted, owns more than 10 percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     All Options granted pursuant to the 2004 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales as described in the 2004 Plan.

     Options granted pursuant to the 2004 Plan will not be transferable during the Optionee's lifetime except in limited circumstances set forth in the 2004 Plan. Subject to the other terms of the 2004 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Options granted.

     Although we may in the future file a registration statement covering the issuance of the Options and underlying shares of common stock issuable pursuant to the 2004 Plan, we currently plan to use the exemption from registration set forth in Section 4(2) of the Securities Act and related rules and regulations due to the limited number, and of our relationship with the persons currently anticipated to participate in the 2004 Plan. The common stock acquired through the exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

     If a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of the Company's outstanding common stock.

     The Board of Directors may at any time terminate the 2004 Plan or make such amendments or modifications to the 2004 Plan that the Board of Directors deems advisable, except that no amendments may impair previously outstanding Options, and amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 2004 Plan must be approved by our stockholders.

     The incentive Options issuable pursuant to the 2004 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive Options. In addition, provided that the stock underlying the Option is not sold less than two years after the grant of the Option and is not sold less than one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. We will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive Options or the sale of the common stock underlying the Options.

     Non-qualified Options will not qualify for the special tax benefits given to incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he is granted a non-qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a non-qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a non-qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

     A copy of the 2004 Plan is attached to this proxy statement as Appendix B. No options have been granted under the 2004 Plan.

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to adopt the 2004 Stock Option Plan.

     The Board of Directors recommends a vote "FOR" the proposal to adopt the 2004 Stock Option Plan.

               PROPOSAL 3: TO RATIFY AND APPROVE THE SELECTION OF
                   WHEELER WASOFF, P.C. AS INDEPENDENT AUDITOR

     Subject to ratification by the stockholders, the Board of Directors has selected Wheeler Wasoff, P.C., independent auditor, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Although stockholder approval of the Board's selection of Wheeler Wasoff, P.C. is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Wheeler Wasoff, P.C.

     Representatives of Wheeler Wasoff, P.C. are not expected to be present at the Annual Meeting.

     The Board recommends a vote "FOR" the ratification of the appointment of Wheeler Wasoff, P.C. as the Company's independent auditor.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     On May 8, 2003, the Board of Directors appointed Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment represented a change in our auditor from Clyde Bailey, P.C. ("Bailey"). Bailey was dismissed by the Board on May 8, 2003. The dismissal was prompted by the fact that the Company's management has changed, as has the location of its executive offices. The decision to dismiss Bailey was approved by the Board.

     There were no disagreements with Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal. Bailey's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and have not been modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services

     Audit Fees

     The aggregate fees billed for professional services rendered by Clyde Bailey, P.C. for its audit of our annual financial statements and its reviews of our financial statements included in Forms 10-QSB in fiscal year 2002 were $4,056. The aggregate fees billed for professional services rendered by Wheeler Wasoff, P.C. for its reviews of our financial statements included in Forms 10-QSB in fiscal year 2003 were $5,467.

     Audit-Related Fees

     There were no fees billed for audit-related services by Clyde Bailey, P.C. or by Wheeler Wasoff, P.C. in fiscal years 2003 or 2002.

     Tax Fees

     There were no fees billed by our independent auditors in each of fiscal years 2003 and 2002 for professional services for tax compliance, tax advice or tax planning.

     All Other Fees

     The aggregate fees billed by Wheeler Wasoff, P.C. relating to review of private placement memoranda and Forms 8-K in 2003 was $2,500. There were no other fees billed by our independent auditors in 2003 and 2002.

     Audit Committee Pre-Approval Policies

     Our Audit Committee Charter provides that the Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit. Alternatively, our Audit Committee Charter provides that the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. As the Company only recently created an Audit Committee, the Audit Committee did not pre-approve Wheeler Wasoff, P.C. fees for audit services for fiscal year 2003. Except as indicated above, there were no fees other than audit fees for fiscal years 2002 or 2003, and the auditors engaged performed all the services described above with their full time permanent employees.

                           PROPOSAL 4: OTHER BUSINESS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the Annual Meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, unless a different number of votes is required by Maryland law or our certificate of incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the Annual Meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at our next annual meeting must have been received by the Company not later than a reasonable time before the Company begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act.

     The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any stockholder proposal not made in compliance with Rule 14a-8.

                                    * * * * *

     This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated:  June 16, 2004                        /s/ Patrick D. O'Brien
                                             -----------------------------------
                                             Patrick D. O'Brien
                                             Chief Executive Officer

                                    * * * * *

                            AMERICAN OIL & GAS, INC.
                          1050 17th Street, Suite 1850
                                Denver, CO 80265

                                  *** PROXY ***

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Patrick D. O'Brien and Andrew P. Calerich, or either of them, as proxies, with full power of substitution and revocation, the true and lawful attorney and proxies of the undersigned at the Annual Meeting of Stockholders of American Oil & Gas, Inc. (the "Company") to be held at 9:00 a.m. (Denver, Colorado time) on July 12, 2004, at Wells Fargo Bank, 1740 Broadway, Lobby Level - Forum Conference Room, Denver, Colorado, or any adjournments thereof, to vote the shares of common stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of common stock of the Company as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Stockholders, dated June 16, 2004, and the accompanying proxy statement of the Company.

1. Election of the Board of Directors until the next Annual Meeting

     [  ] For all nominees listed below (except as marked to the contrary)

                               For the Nominee        Against the Nominee             Abstain

1.   Patrick D. O'Brien        [  ]                   [  ]                             [  ]
2.   Andrew P. Calerich        [  ]                   [  ]                             [  ]
3.   Alan Gelfand              [  ]                   [  ]                             [  ]
4.   Kendell Tholstrom         [  ]                   [  ]                             [  ]
5.   M.S. ("Moni") Minhas      [  ]                   [  ]                             [  ]
6.   Nick DeMare               [  ]                   [  ]                             [  ]

2. Ratification of the employment of Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ending December 31, 2004.

            [  ] For                   [  ] Against                 [  ] Abstain

3. To approve the Company's 2004 Stock Option Plan.

            [  ] For                   [  ] Against                 [  ] Abstain

4. Any other business as may properly come before the Annual Meeting or any adjournment thereof.

            [  ] For                   [  ] Against                 [  ] Abstain

5. Mark "For" to enroll this account to receive certain future stockholder communications in a single package per household. Mark "Against" if you do not want to participate. To change your election in the future, call
     ___________.

            [  ] For                   [  ] Against

Each of the Proxies is authorized to vote upon such other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote "For" all proposals listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:      ________________, 2004

                                             -----------------------------------
                                             Please print or type your name here

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature

Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope. If you have had a change of address, please print or type your new address(es) in the space below:


                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                                                      APPENDIX A

                            AMERICAN OIL & GAS, INC.
                             Audit Committee Charter
Purpose

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") is to oversee the processes of accounting and financial reporting of American Oil & Gas, Inc. (the "Company") and the audits and financial statements of the Company.

Committee Structure

The Committee shall consist of at least three directors. Each member of the Committee shall meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission. The Board may, at any time and in its complete discretion, replace a Committee member.

Meetings

The Committee shall meet as often as necessary. The Committee shall meet periodically in separate, private sessions with management and the independent auditor to discuss anything the Committee or these groups believe should be discussed. The Committee may require any Company officer or employee or the Company's outside counsel or external auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary.

The Committee shall maintain minutes and other relevant documentation of all its meetings.

Committee Authority and Responsibilities

The Committee shall directly appoint, retain and compensate the Company's independent auditor, subject to stockholder approval. The Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee shall be directly responsible for overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the Committee.

The Committee shall preapprove all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review or attest services that are approved by the Committee prior to completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service.

The Committee shall have the authority to engage, without the approval of the Board, independent legal, accounting and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor, outside legal counsel or any other advisors employed by the Committee, and to pay ordinary Committee administrative expenses that are necessary and appropriate in carrying out its duties.

The Committee shall report regularly to the full Board, including regarding the performance of the Company's internal audit function. The Committee shall annually evaluate its own effectiveness.

The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee's responsibility to prepare and certify the Company's financial statements, to guaranty the independent auditor's report or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

Oversight of Company's Independent Auditor

The Committee shall assure the regular rotation of the lead audit partner as required by Section 10A(j) of the Exchange Act.

The Committee shall set clear hiring policies for employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act.

The Committee shall review with the national office of the independent auditor any audit problems or difficulties and management's response.

Disclosure and Financial Statements

The Committee shall review and discuss with management and the independent auditor: (1) major issues regarding accounting principles and financial statement presentations, including significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

Discuss with management the type and presentation of information to be included in the Company's earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. The discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

The Committee shall obtain, review and discuss reports from the independent auditor regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor and the reasons for favoring that treatment; and (3) other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

The Committee shall discuss with the independent auditor and then disclose the matters required to be discussed and disclosed by SAS 61, including any difficulties the independent auditor encountered in the course of the audit work, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

The Committee shall review the CEO and CFO's disclosure and certifications under Sections 302 and 906 of the Sarbanes-Oxley Act.

Compliance and Regulatory Oversight Responsibilities

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company from its employees regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Committee shall ascertain annually from the independent auditor whether the Company has issues under Section 10A(b) of the Exchange Act.

The Committee shall review with management and the independent auditor any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies.

                                                                      APPENDIX B

                            AMERICAN OIL & GAS, INC.

                             2004 STOCK OPTION PLAN

                          As Adopted As Of May 26, 2004


     This 2004 Stock Option Plan (the "Plan") is adopted by American Oil & Gas, Inc. (the "Company") effective as of May 26, 2004.

     1. Definitions.

     Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

     Board: The Board of Directors of the Company.

     Code: The Internal Revenue Code of 1986, as amended.

     Common Stock: The $.001 par value common stock of the Company.

     Company: American Oil & Gas, Inc., a corporation incorporated under the laws of Nevada, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Date Of Grant: The date on which an Option, as defined below, is granted under the Plan.

     Fair Market Value: The Fair Market Value of the Common Stock shall be determined as follows: (i) if there is a public market for the Common Stock, the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday or a holiday) on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), or the Nasdaq Stock Exchange ("Nasdaq"), as reported by such exchange or market, as the case may be, or, if not reported by such exchange or market, as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last sale price for the NYSE, AMEX or Nasdaq is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by such exchange or market or, if not reported by such exchange or market, as reported by The Wall Street Journal, or if not available there, in The Denver Post; provided, that if no such published last sale price is available and a published bid price is available from one of those sources, then Fair Market Value shall be determined by such last reported bid price for the Common Stock, and if no such published bid price is available, then Fair Market Value shall be determined by the average of the bid prices quoted as of the close of business by any two (2) independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee, or (ii) if there is no public market for the Common Stock, as determined by the unanimous resolution of all directors of the Board; provided, that if the Board does not or is unable to make such a determination, Fair Market Value shall be made by an investment banking firm of recognized national standing selected by the Board, which firm shall be engaged and paid by the Company and the determination of Fair Market Value of such investment banking firm (or, if such investment bank determines a range of fair market values, the mid-point of such range) shall be final and binding on all parties.

     Incentive Options: "Incentive stock options" as that term is defined in
Section 422 of the Code or the successor to that Section.

     Key Employee: A person designated by the Option Committee who is an employee of the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company. Employee means any person who is employed by the Company or a subsidiary thereof, and whose wages are reported on a Form W-2. The Company's classification as to who is an employee shall be determinative for purposes of an individual's eligibility under the Plan.

     Key Individual: A person, other than an employee of the Company, who is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

     Non-Employee Director: A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

     Non-Qualified Options: Options that are not intended to qualify, or otherwise do not qualify, as Incentive Options. To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as "incentive stock options" under Section 422 of the Code or the successor to that Section, those Options shall be treated as Non-Qualified Options.

     Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

     Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee, a Key Individual or a Non-Employee Director designating the terms and conditions of an Option.

     Option Committee: The Plan shall be administered by an Option Committee composed of the Board or by a committee selected by the Board consisting of two
(2) or more directors, each of whom is a Non-Employee Director.

     Option Shares: The shares of Common Stock underlying an Option granted pursuant to this Plan.

     Optionee: A Key Employee, a Key Individual or a Non-Employee Director who has been granted an Option.

     Outside Director: "Outside Director" shall have the meaning set forth in
Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

     Performance-Based Compensation: "Performance-Based Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     Permitted Transferee: A Permitted Transferee means, with respect to any Optionee, (i) the spouse of the Optionee, (ii) a trust, or family partnership, the sole beneficiary of which is the Optionee, the spouse of, or any person related by blood or adoption to, the Optionee; provided, that any such transfers to a Permitted Transferee do not conflict with or constitute a violation of state or federal securities laws.

     2. Purpose and Scope.

        (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees, Key Individuals and Non-Employee Directors, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

        (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees, Key Individuals and Non-Employee Directors, selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company and other matters.

     3. Administration of the Plan.

        (a) The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

        (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Incentive Option and Non-Qualified Option, (ii) the date on which each Incentive Option and Non-Qualified Option is to be granted, (iii) whether an Incentive Option and Non-Qualified Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) subject to Sections 6 and 18, the exercise price for the Incentive Option and Non-Qualified Option Shares; provided, that the exercise price shall be a fixed, and cannot be a fluctuating, price, (v) subject to
Section 8, the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) subject to Sections 8 and 20, the manner in which the Incentive Option and Non-Qualified Option vests and becomes exercisable, including whether portions or all of the Incentive Option and Non-Qualified Option vest and become exercisable at different times and including determining that, at any time, the unvested portion that is not yet exercisable shall become vested and exercisable upon the occurrence of certain events, (vii) subject to
Section 9, the acceptable methods of payment of the purchase price for each Incentive Option and Non-Qualified Option, and (viii) such other terms and conditions as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and may amend the terms of any Option (subject to Section 3(d) below). All Options are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges contained in the Option Agreement. No Option granted under this Plan shall be effective unless memorialized in writing by the Option Committee in an Option Agreement delivered to and signed by the Optionee.

        (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

        (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by written consent of a majority of the holders of the Company's securities entitled to vote, or by the affirmative votes of the holders of a majority of the Company's securities entitled to vote at a meeting duly held in accordance with the applicable laws of the Nevada, shall be required for any amendment which would do any of the following:

           (1) materially modify the eligibility requirements for receiving Options under the Plan;

           (2) materially increase the benefits accruing to Key Employees, Key Individuals or Non-Employee Directors under the Plan; or

           (3) materially increase the number of shares of Common Stock that may be issued under the Plan.

        (e) Each determination, interpretation or other action made or taken by the Option Committee shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation.

     4. The Common Stock.

     The aggregate number of shares of Common Stock which may be issued pursuant to Options granted pursuant to this Plan shall be 2,500,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 10 shall be substituted for the 2,500,000 shares or into which such 2,500,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised (including Options converted as payment of the purchase price for Options), again may be made subject to Options under the Plan.

     5. Eligibility.

     Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted to Key Employees, to Key Individuals and to Non-Employee Directors. Key Employees, Key Individuals and Non-Employee Directors may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

     6. Option Price.

     The Option Committee shall determine the purchase price for the Option Shares; provided, that with respect to Option Shares underlying Incentive Options, the purchase price shall be a fixed, and cannot be a fluctuating, price.

     7. Exercise Period.

        (a) Except as provided in Section 16, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of 10 years from the Date Of Grant.

        (b) No Option Shares may be sold, transferred or otherwise disposed of within six months of the Date Of Grant by any person who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act') on the Date Of Grant.

     8. Exercise of Options.

        (a) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 9 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

        (b) During the lifetime of an Optionee, an Option held by such Optionee shall be exercisable only by such Optionee; provided, that in the event of the death of such Optionee, the personal representative or estate of such Optionee may exercise any Option held by such Optionee; provided, further, that in the event of the legal disability of such Optionee, the guardian or personal representative of such Optionee may exercise any Incentive Option held by such Optionee if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5), or its successor provision, of the Code. Any opinion of counsel must be acceptable to the Option Committee both with respect to the counsel rendering the opinion and with respect to the form of opinion.

        (c) If for any reason (other than the termination of an Optionee's employment because of such Optionee's death or legal disability or the termination of such Optionee's employment by the Company for Cause (as defined below)), any Optionee ceases to be employed by the Company, then any Options held by such Optionee may be exercised within three (3) months after such termination of the Optionee's employment or, if the Optionee dies during the three-month period immediately following such termination, within one year after Optionee's death, but, in each case, only to the extent that (A) such Options were exercisable in accordance with their terms on the date of termination of such Optionee's employment, and (B) the period for exercise of such Options, as set forth in the related Option Agreement, has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire.

           (1) If an Optionee's employment with the Company is terminated because of such Optionee's death or legal disability, any Option held by such Optionee may be exercised within one (1) year after termination, but only to the extent that (A) such Option was exercisable in accordance with their terms on the date of termination of such Optionee's employment, and (B) the period for exercise of such Option, as set forth in the related Option Agreement, has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire.

           (2) If an Optionee's employment by the Company is terminated for Cause, (A) all Options held by such Optionee shall expire upon delivery to such Optionee of notice of termination, which may be oral or in writing, and all rights to purchase shares pursuant to such Options shall terminate immediately, and (B) at the Company's option, all Option Shares acquired by such Optionee shall be immediately forfeit without any action on the part of such Optionee, and the Company shall promptly reimburse such Optionee the aggregate purchase price actually paid by such Optionee for such Option Shares. As used in herein, "Cause" means discharge by the Company on any of the following grounds:

               (i) An Optionee's conviction or plea of nolo contendere in a court of law of any crime or offense, excluding traffic violations and other minor offenses;

               (ii) Willful misconduct which materially adversely affects the reputation or business activities of the Company and which continues after written notice thereof from the Board to such Optionee stating with specificity the alleged misconduct and, if requested by Optionee within 10 days thereafter, such Optionee is afforded a reasonable opportunity to be heard before the Board;

               (iii) Substance abuse, including abuse of alcohol or use of illegal narcotics, and other drugs or substances, for which such Optionee fails to undertake and maintain treatment after 15 days after requested by the Company;

               (iv) Misappropriation of funds or other material acts of dishonesty involving the Company;

               (v) Such Optionee's continuing material failure or refusal to perform his duties or to carry out in all material respects the lawful directives of the Board.

        (d) No Option may be exercised until the Plan is approved by the stockholders of the Company as provided in Section 16 below.

     9. Payment For Option Shares.

        (a) If payment for the exercise of an Option is made other than by a method described in Section 9(b), the purchase price shall be paid in cash, certified funds or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank.

        (b) An Optionee also may pay the purchase price for Option Shares by delivering to the Company and to a broker-dealer, which broker-dealer shall be subject to approval by the Option Committee at the Option Committee's sole discretion, a written notice of exercise, in the form prescribed by the Option Committee, together with the Optionee's irrevocable instructions to the broker-dealer to promptly deliver to the Company certified funds representing the purchase price, which certified funds may be the result of the broker-dealer's sale of some or all of the Option Shares received upon exercise or the result of a loan from the broker-dealer to the Optionee.

     10. Change In Stock, Adjustments, Etc.

        Subject to Section 20, in the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

        In the event of any such changes or exchanges, (i) the Option Committee shall determine whether an adjustment should be made in the number, or kind, or purchase price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     11. Relationship To Employment Or Position.

        Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

     12. Nontransferability Of Option.

        No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the Exchange Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his guardian or legal representative. Notwithstanding the foregoing, the Option Committee may set forth in the Option Agreement (other than for an Incentive Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     13. Rights As A Stockholder.

        No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     14. Securities Laws Requirements.

        No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     15. Disposition Of Shares.

        To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

        Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Option, within two (2) years after the grant of such Incentive Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by a Optionee upon exercise of an Incentive Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

     16. Effective Date Of Plan; Termination Date Of Plan.

        Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the shares of Common Stock and each other class of securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the state in which the Company is then incorporated, the Plan shall be deemed effective as of May 26, 2004. The Plan shall terminate at midnight on the date that is 10 years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     17. Limitation On Amount Of Option.

        Notwithstanding any contrary provisions contained elsewhere in this Plan and so long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Option is granted, of the Common Stock with respect to which Incentive Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate Fair Market Value of shares of Common Stock to be received by the Optionee for the first time in any one year pursuant to the exercise of an Incentive Option ("ISO Stock") exceeds $100,000 based on the Fair Market Value of the Common Stock as of the date of the Incentive Option's grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Non-Qualified Option ("NQSO Stock"). The Company shall designate which shares of Common Stock to be received by the Optionee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company's share transfer records which shares are ISO Stock. For purposes of the preceding sentence, the Fair Market Value of the Shares underlying any particular Incentive Option shall be determined as of the Date Of Grant of that Incentive Option.

     18. Ten Percent Stockholder Rule.

        No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in
Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

     19. Withholding Taxes.

        The Company may withhold from any cash payment to be made to the Optionee sufficient amounts to cover any applicable withholding and employment taxes resulting from Options granted under this Plan, and if the amount of such cash payments is insufficient, the Company may require the Optionee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Option.

        The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Optionee's tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled to or by the Optionee's delivery of previously owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which an Optionee otherwise would be entitled pursuant to under the Plan, the Fair Market Value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Option.

     20. Effect Of Changes In Control And Certain Reorganizations.

        (a) In event of a Change In Control (as defined below) of the Company, then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, except that this acceleration would not occur with respect to any Incentive Options for which the acceleration would result in a violation of Section 17 of this Plan, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

           (1) provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share. To the extent any Option is surrendered pursuant to this Section 20(a)(i), it shall be deemed to have been exercised for purposes of
Section 4 hereof; and

           (2) make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to any or all of Sections 20(a)(i) or 20(a) (ii) above.

           For purposes of this Section 20, a "Change In Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act regardless of whether the Company is then subject to such reporting requirement.

        (b) In the event that the Company enters into, or the Board shall propose that the Company enter into, a Reorganization Event (as defined below), then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Reorganization Event, except that this acceleration would not occur with respect to any Incentive Options for which the advance would result in a violation of Section 17 of this Plan, and, in addition, the Option Committee, in its sole discretion, may make any or all of the following adjustments:

           (1) by written notice to each Optionee provide that such Optionee's Options shall be terminated or cancelled, unless exercised within 30 days (or such longer period as the Option Committee shall determine) after the date of such notice;

           (2) provide for termination or cancellation of an Option in exchange for payment to the Optionee of an amount in cash or securities equal to the excess, if any, over the exercise price of that Option of the Fair Market Value of the Option Shares subject to the Option at the time of such termination or cancellation; and

           (3) make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate; provided, that any such adjustments or actions shall not result in the Optionee receiving less value than is possible pursuant to any or all of Sections 20(b)(i) and 20(b)(ii) above. Any action taken by the Option Committee may be made conditional upon the consummation of the applicable Reorganization Event.

           For purposes of this Section 20, a "Reorganization Event" shall be deemed to occur if (A) the Company is merged or consolidated with another corporation, (B) one person becomes the beneficial owner of all of the issued and outstanding equity securities of the Company (for purposes of this Section 20(b), the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), (C) a division or subsidiary of the Company is acquired by another corporation, person or entity, (D) all or substantially all the assets of the Company are acquired by another corporation, or (E) the Company is reorganized, dissolved or liquidated.

     21. Other Provisions.

        The following provisions are also in effect under the Plan:

        (a) The use of a masc uline gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

        (b) Any expenses of administering the Plan shall be borne by the Company.

        (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

        (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the state in which the Company is then incorporated.

                                    * * * * *